UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2026

TERAWULF INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41163	87-1909475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Federal Street Easton, Maryland (Address of principal executive offices)	21601 (Zip Code)

Registrant’s telephone number, including area code: (410) 770-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	WULF	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On April 14, 2026, TeraWulf Inc. (“TeraWulf” or the “Company”) issued a press release announcing its preliminary financial results for the first quarter ended March 31, 2026. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference.

The information furnished in Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference into any filing of TeraWulf under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

On April 14, 2026, TeraWulf announced that it intends to offer for sale to the public $800.0 million of shares of its common stock, par value $0.001 per share (“Common Stock”). TeraWulf intends to grant the underwriters of the offering a 30-day option to purchase up to an additional $120.0 million of shares of Common Stock at the public offering price less underwriting discounts and commissions. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information furnished in Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference into any filing of TeraWulf under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On April 14, 2026, TeraWulf issued a press release announcing it has received allocations in respect of a senior secured revolving credit facility in an aggregate principal amount of $250 million, subject to finalizing documentation and other closing conditions. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by TeraWulf Inc., dated April 14, 2026.
99.2	Press release issued by TeraWulf Inc., dated April 14, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2026

TERAWULF INC.

By:	/s/ Patrick A. Fleury
	Name:	Patrick A. Fleury
	Title:	Chief Financial Officer